SEPTEMBER 1, 2000


                         DREYFUS FOUNDERS FUNDS, INC.
              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2000


As of September 1, 2000, Eugene H. Vaughan, Jr. became Chairman of the Board of Directors of Dreyfus Founders Funds, Inc. (the "Company"). Therefore, the section of the Company's Statement of Additional Information entitled "Directors and Officers - Directors" is hereby amended on page 30 to replace the biographical information regarding Jay A. Precourt and Eugene H. Vaughan, Jr. with the following:

      NAME, ADDRESS             POSITION(S) HELD        PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH              WITH FUND            DURING PAST FIVE YEARS
---------------------------  -----------------------  --------------------------
EUGENE H. VAUGHAN, JR., CFA  Chairman of the Board    President and Chief
6300 Texas Commerce Tower    and Director of the      Executive Officer,
Houston, Texas 77002         Company 1,3              Vaughan, Nelson,
Born:  October 5, 1933                                Scarborough & McCullough,
                                                      L.P., an investment
                                                      counseling firm, Houston,
                                                      Texas.  Founding Chairman
                                                      and Governor, Association
                                                      for Investment Management
                                                      and Research; Past
                                                      Chairman and Trustee,
                                                      Institute of Chartered
                                                      Financial Analysts; Past
                                                      Chairman and Director,
                                                      Financial Analysts
                                                      Federation; Trustee,
                                                      Vanderbilt University.
---------------------------  -----------------------  --------------------------
JAY A. PRECOURT              Director of the          Retired.  Formerly (1988
328 Mill Creek Circle        Company 2                to 1999), President, Chief
Vail, CO  81657                                       Executive Officer, Vice
Born:  July 12, 1937                                  Chairman and Director,
                                                      Tejas Energy, L.L.C.,
                                                      Houston, Texas.  Director,
                                                      Halliburton Company,
                                                      Dallas, Texas; Director,
                                                      The Timken Company,
                                                      Canton, Ohio.  Until 1988,
                                                      President of the Energy
                                                      Related Group and
                                                      Director, Hamilton Oil
                                                      Corporation, Denver,
                                                      Colorado.
---------------------------  -----------------------  --------------------------
1 Member of Executive Committee
2 Member of Audit Committee
3 Member of Investment Integrity Committee

In addition, on September 1, 2000, Alan S. Danson, a director of the Company, became a member of the Funds' Executive Committee.

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

The section of the Company's Statement of Additional Information entitled "Directors and Officers - Committees" is hereby amended on page 33 by replacing the second sentence of the first paragraph with the following:

      The Company also has a Committee on Directors, composed of all of the non-interested ("independent") directors and chaired by Mr. Vaughan, which serves as a nominating committee.

The section of the Company's Statement of Additional Information entitled "Directors and Officers - Officers" is hereby amended on page 36 by deleting the information regarding Brian C. Szilagyi, who is no longer associated with Founders, and to add the following information concerning a new officer of the Company elected in August 2000:

      NAME, ADDRESS             POSITION(S) HELD        PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH              WITH FUND            DURING PAST FIVE YEARS
---------------------------  -----------------------  --------------------------
Robert T. Kelly              Assistant Treasurer      Founders' Vice President
2930 East Third Avenue                                of Portfolio Accounting
Denver, Colorado  80206                               since July 2000.
Born:  July 24, 1969                                  Formerly, Head of Equity
                                                      Desk for ABN Amro Trust
                                                      Company  (Cayman) Limited
                                                      (February 1998 to July
                                                      2000); Assistant Vice
                                                      President - Accounting
                                                      Manager for PFPC
                                                      International Ltd. (August
                                                      1996 to December 1997);
                                                      Fund Controller (April
                                                      1996 to August 1996),
                                                      Manager, Banking
                                                      Operations (October 1994
                                                      to April 1996) for
                                                      OppenheimerFunds, Inc.
---------------------------  -----------------------  --------------------------

The section of the Company's Statement of Additional Information entitled "Investment Adviser, Distributor and Other Service Providers - Investment Adviser" is hereby amended on page 40 by replacing the last paragraph on that page with the following:

          Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Christopher M. Condron, Chairman; Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Curtis J. Anderson, Vice President; Thomas M. Arrington, Vice President; Marissa A. Banuelos, Vice President; Angelo Barr, Senior Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Gregory P. Contillo, Executive Vice President and Chief Marketing Officer; Julie D. DiIorio, Vice President; Francis P. Gaffney, Senior Vice President; Laurine M. Garrity, Senior Vice President; Robert T. Kelly, Vice President; Douglas A. Loeffler, Vice President; Andra C. Ozols, Vice President; David L. Ray,

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

     Senior Vice President and Treasurer; Richard A. Sampson, Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; and Lisa G. Warshafsky, Vice President. The affiliations of Messrs. Sabo, Ray, Christoffersen, Gaffney and Kelly and Ms. Ozols with the Company are shown under the "Directors and Officers" section of this SAI.

The section of the Company's Statement of Additional Information entitled "Redemption of Shares - Redemption Commitment" is hereby amended on page 58 to read as follows:

            REDEMPTION COMMITMENT; REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount from any Fund other than Money Market Fund, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In addition, the Board of Directors has adopted "Investment Company Act Section 17(a) Affiliate Redemption in Kind Conditions and Procedures." Under these procedures, a Fund may satisfy redemption requests from a shareholder who may be deemed to be an affiliated person of the Fund by means of an in-kind distribution of the Fund's portfolio securities, subject to certain conditions. In the event of any redemption in kind, the securities distributed to the redeeming shareholder would be valued in the same manner as the portfolio of the Fund. If the recipient sold such securities, brokerage charges would be incurred.

The section of the Company's Statement of Additional Information entitled "Additional Information - Code of Ethics" is hereby amended on page 86 by replacing that section with the following:

            Mellon Financial Corporation ("MFC"), the ultimate parent company of Founders, has a comprehensive policy concerning personal securities trading to which each of Founders' employees is subject. The procedures established by this policy are intended to detect and prevent conflicts of interest and activities prohibited by the federal securities laws. Founders, its related persons and its other employees may, under certain circumstances and consistent with the requirements of this policy, purchase or sell securities for themselves that Founders also recommends to clients.

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

            Founders, as an indirect subsidiary of MFC, is part of a diversified financial services organization. While certain requirements of the policy are generally applicable to all MFC employees, because responsibilities vary among business areas, the policy imposes different requirements and limitations on employees based on the nature of their business activities. However, the purposes underlying these procedures are the same: preventing an employee from placing his or her interests above those of any client and avoiding even the appearance of impropriety. Portfolio managers and analysts are subject to the most extensive procedures under this policy. The provisions of the policy apply to transactions in an employee's own name, as well as to transactions in all other accounts in which the employee has a beneficial interest or which the employee may influence or control. The principal elements of the policy applicable to Founders' personnel are summarized below.

            Founders' officers, Board of Managers members and employees who, in the normal course of their job responsibilities, receive material nonpublic information concerning Founders' trading in securities for the accounts of others (collectively, "investment employees"), as well as portfolio managers and analysts, are generally required to obtain prior written authorization for all personal securities transactions from designated pre-clearance officers. Such approval expires by the close of business on the next day. Prior approval is not required for transactions in shares in U.S. government securities, shares of open end investment companies, non-affiliated closed end investment companies, municipal bonds, index securities, and certain other securities which are not deemed to present any potential conflict of interest. Additionally, prior authorization is not required for securities transactions over which an employee has no direct or indirect control over the investment decision making process.

            Pre-clearance officers consult a "restricted list" to determine whether or not to grant trading authorization. In general, employees will not be given clearance to trade in any security that is on the restricted list or for which there is a pending buy or sell order. This provision does not apply to certain de minimis transactions, as defined in the policy.

            Certain types of trading strategies are discouraged under the policy. For example, portfolio managers, analysts and investment employees are prohibited from engaging in short-term trading, which is defined under the policy as any purchasing and selling, or selling and purchasing, the same or equivalent securities within a sixty (60) calendar day period. Profits derived from short-term trading must be surrendered. Furthermore, portfolio managers generally are prohibited from buying or selling a security within seven calendar days before or after any of their managed accounts trade in the security. All employees are prohibited from investing in initial public offerings without prior approval, which is granted in only very limited circumstances.

            Portfolio managers, analysts and investment employees are required to report their personal holdings of non-exempt securities, and to have duplicate copies of confirmations and statements for their brokerage accounts sent to Founders' compliance department. Transactions which are not completed through brokerage accounts, such as inheritances, must be reported within 10 days.

            Founders, in conjunction with MFC, also has established an Investment Ethics Committee having authority and oversight responsibility with respect to personal securities trading by investment decision making personnel (generally, portfolio managers and analysts) designated by the Investment Ethics Committee as Access Decision Makers ("ADMs"). The Investment Ethics Committee has established practices that apply to ADMs, in addition to the standards set by the securities trading policy. These practices: (i) prohibit Founders' ADMs from acquiring in a private placement any security of any issuer in which any of Founders' managed funds or accounts is authorized to invest; (ii) prohibit certain designated ADMs from voluntarily acquiring securities of an issuer with a common equity market capitalization of $100 million or less without prior written approval from the Investment Ethics Committee; (iii) require ADMs to report on a quarterly basis (a) personal holdings and transactions in securities that were also recommended for a transaction or held in a portfolio managed by the ADM during the quarter; (b) private placement holdings; (c) personal holdings in securities of an issuer with common equity market capitalization of $250 million or less; and (d) securities held outside of brokerage accounts. Subject to certain exceptions, ADMs are also required to disclose contemporaneously their personal interest in certain securities prior to making or acting upon a portfolio recommendation in the same or equivalent security.







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